U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 18, 2002


                            AMERICAN SPORTS HISTORY INCORPORATED
                   (Exact name of registrant as specified in its charter)

                                   33-55254-46
                              (Commission File No.)

                 Nevada                                87-0485307
     (State or other jurisdiction of        (IRS Employer Identification No.)
     incorporation or organization)


                 21 MAPLE AVENUE, BAYSHORE, NEW YORK 11706-8752
                    (Address of principal executive offices)


                                 (631) 206-2674
                         (Registrant's telephone number)

                                 Not Applicable
                 (Former address, if changed since last report)




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                       Item 2. Acquisition or Disposition of Assets.

     On April 18, 2002, American Sports History Incorporated, a Delaware corporation ("AMSH") entered into a Plan of Reorganization and Acquisition (the "Plan") whereby AMSH agreed to sell its subsidiary American Sports Academy, LLC ("ASA") to Treasury International, Inc., a Delaware corporation ("Treasury"). Under the terms of the Plan, AMSH will transfer to Treasury 100 percent of the member interest in ASA in exchange for:

     1. 100,000 shares of restricted Treasury common stock;

     2. A Promissory Note in the principal amount of $100,000 due and payable two years after the closing with interest of seven percent per annum payable semi-annually; and

     3. Payment, semi-annually, to AMSH of five percent of the net profits earned by ASA, up to an aggregate amount of $500,000.

     AMSH received the promissory note and instructions were issued to issue the shares on or about April 22, 2002, so AMSH deems the transaction closed as of that date.

     At the time of the transaction, two affiliates of Treasury were principal stockholders of AMSH. Following the transaction, AMSH intends to evaluate its remaining sports related software and other assets to determine whether to pursue development of these assets.

     Effective the close of business April 26, 2002, Robert C. Dromerhauser resigned his positions as president and chief executive officer of AMSH.
Further, Mr. Dromerhauser terminated and cancelled any right to receive, or obligation of AMSH to issue to him, any shares of common stock, options, or other consideration for transferring to AMSH any of the assets or operations of the Buddy Harrelson Baseball and Softball Academy or other operations of ASA, and returned to AMSH for cancellation 200,000 shares of common stock issued to him for services in 2001.

Item 7.  Financial Statements and Exhibits

Financial Statements and Pro Forma Financial Information

      None

Exhibits

     Copies of the following documents are included as exhibits to this report pursuant to Item 601 of Regulation S-B.

SEC Ref. No                       Title of Document                    Location
-----------                       -----------------                    --------

10.1           Plan of Reorganization and Acquisition dated April 17,  Attached
               2002

10.2           7% Subordinated Promissory Note dated April 22, 2002    Attached


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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AMERICAN SPORTS
                                            HISTORY INCORPORATED

Date: April 26, 2002                            By: /s/ Robert C. Dromerhauser
                                                        President


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